                                                                   EXHIBIT 10.46

                       AMENDMENT NO. 1 TO CREDIT AGREEMENT

     THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT (this "Amendment"), dated as of March 4, 1999, is entered into by and among:

     (1)  LSI LOGIC CORPORATION, a Delaware corporation ("LSI");

     (2)  LSI LOGIC JAPAN SEMICONDUCTOR, INC., a Japanese corporation ("LLJS");

     (3) Each of the financial institutions which are listed in Schedule I of the Credit Agreement referred to in Recital A below, as such schedule has been amended by Assignment Agreements effective as of October 6, 1998 and October 12, 1998 (collectively, "Lenders"); and

     (4)  ABN AMRO BANK N.V., as agent for Lenders (in such capacity, "Agent").


                                    RECITALS

     A. LSI and LLJS (collectively, "Borrowers"), Lenders and Agent are parties to an Amended and Restated Credit Agreement, dated as of September 22, 1998 (the "Credit Agreement").

     B. LSI has requested Lenders and Agent to amend the Credit Agreement to facilitate the issuance of Subordinated Indebtedness, the Net Proceeds of which will be applied to prepay the U.S. Loans in accordance with Section 2.05(c)(iii) of the Credit Agreement and to reduce the Commitments in accordance with Section 2.03(b)(ii) of the Credit Agreement.

     C. Lenders and Agent are willing so to amend the Credit Agreement upon the terms and subject to the conditions set forth below.


                                    AGREEMENT

     NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrowers, Lenders and Agent hereby agree as follows:

     1. DEFINITIONS, INTERPRETATION. Unless otherwise defined herein, all capitalized terms used herein shall have the respective meanings given to those terms in the Credit Agreement. The rules of construction set forth in Section I of the Credit Agreement shall, to the extent not inconsistent with the terms of this Amendment, apply to this Amendment and are hereby incorporated by reference.

     2. AMENDMENTS TO CREDIT AGREEMENT. Subject to Paragraphs 4 and 5 below, the Credit Agreement is hereby amended as follows:

          (a) The definition of "Subordinated Debt" in Paragraph 1.01 is amended to read in its entirety as follows:

                    "Subordinated Debt" shall mean any Indebtedness of LSI or
               any of its Subsidiaries the stated maturity date of any scheduled principal payment of which is not earlier than the first anniversary of the Revolving Termination Date and which is subordinated on terms and conditions reasonably acceptable to Required Lenders; provided, that any Subordinated Debt having subordination provisions no more favorable to the holder than those attached as Exhibit K hereto shall be deemed to be reasonably acceptable to Required Lenders for the purposes hereof. Without limiting the foregoing, the terms of such Subordinated Debt shall not include any requirement that the holders thereof approve the issuance of the Senior Debt or Designated Senior Debt (as defined in Exhibit K) entitled to the benefit of such subordination provisions.

          (b) Subparagraph 5.03(e) is amended to read in its entirety as follows:

                    (e) Subordinated Debt. LSI will not permit Subordinated Debt of LSI and its consolidated Subsidiaries to exceed $750,000,000 at any time; and LSI will not, and will not permit any of its Subsidiaries to, make any voluntary or optional payment or repayment on, redemption, exchange or acquisition for value of (other than any such payment, repayment, redemption, exchange or acquisition which would not constitute a payment for purposes of Section 13.10 of the subordination provisions attached hereto as Exhibit K), or any sinking fund or similar payment with respect to, any Subordinated Debt (a "restricted payment") if a Default shall then exist or would occur as a result thereof. In no event shall any restricted payment be made, unless at the time any notice of such restricted payment is required to be given to the holders of Subordinated Debt and at the time of such restricted payment one of the following conditions is satisfied: (i) LSI and its consolidated Subsidiaries have consolidated cash balances or cash equivalents equal to the maximum aggregate amount of such restricted payment and all Commitments (and, if any Commitments have been terminated, all Loans made pursuant to such terminated Commitments) outstanding at such time or (ii) the amount of such restricted payment together with all other restricted payments made with respect to Subordinated Debt during the same four consecutive fiscal quarters (including any restricted payments made in accordance with clause (i) above) would not exceed the limitations in Subparagraph 5.02(f) if such restricted payments were deemed to be distributions subject to Subparagraph 5.02(f). At or prior to the time notice of such restricted payment is given to the holders of Subordinated Debt (or if no such notice is required, prior to the time of such restricted payment), LSI shall give written notice to Agent of the maximum amount of such restricted payment and of the satisfaction of one of the foregoing conditions.

          (c) Paragraph 6.01 is amended by deleting the final period at the end of Subparagraph 6.01(o) and substituting ": or" and adding a new Subparagraph 6.01(p) as follows:

               (p) Repurchase of Subordinated Debt. Any event shall occur permitting the holders of any Subordinated Debt to require the repurchase of such Subordinated Debt prior to its stated maturity, which shall not include restricted payments made pursuant to Subparagraph 5.03(e).

          (d) Exhibit K is added to the Credit Agreement in the form attached to this Amendment.

     3. SUBORDINATION PROVISIONS. Each Lender agrees that Indebtedness of LSI containing subordination provisions to the effect set forth in Exhibit K attached hereto, with such changes as Agent may approve in its reasonable discretion to cure any ambiguity or to modify any provision contained therein in a manner which is no less favorable to Lenders than the provisions in Exhibit K, are acceptable to such Lender for purposes of determining whether such Indebtedness meets the definition of "Subordinated Debt".

     4. REPRESENTATIONS AND WARRANTIES. Borrowers hereby represent and warrant to Agent and Lenders that the following are true and correct on the date of this Amendment and will be true and correct on the Effective Date (as defined below):

          (a) The representations and warranties of Borrowers and their Subsidiaries set forth in Paragraph 4.01 of the Credit Agreement and in the other Credit Documents are true and correct in all material respects (except for representations and warranties expressly made as of a specified date, which shall be true as of such date);

          (b)  No Default has occurred and is continuing; and

          (c)  All of the Credit Documents are in full force and effect.

     5. EFFECTIVE DATE. The amendments effected by Paragraph 2 above shall become effective on the date this Amendment is duly executed by Borrowers, Required Lenders and Agent (the "Effective Date").

     6. EFFECT OF THIS AMENDMENT. On and after the Effective Date, each reference in the Credit Agreement and the other Credit Documents to the Credit Agreement shall mean the Credit Agreement as amended hereby. Except as specifically amended above, (a) the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed and (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of Lenders or Agent, nor constitute a waiver of any provision of the Credit Agreement or any other Credit Document.

     7.   MISCELLANEOUS.

          (a) Counterparts. This Amendment may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

          (b) Headings. Headings in this Amendment are for convenience of reference only and are not part of the substance hereof.

          (c) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules.

     IN WITNESS WHEREOF, Borrowers, Agent and Required Lenders have caused this Amendment to be executed as of the day and year first above written.

BORROWERS:                             LSI LOGIC CORPORATION


                                       BY:  /S/ MARK R. KENT
                                          --------------------------------------
                                       NAME:    MARK R. KENT
                                            ------------------------------------
                                       TITLE:   TREASURER
                                             -----------------------------------


                                       LSI LOGIC JAPAN SEMICONDUCTOR, INC.


                                       BY: /S/ R.D. NORBY
                                          --------------------------------------
                                       NAME:   R.D. NORBY
                                            ------------------------------------
                                       TITLE:  E.V.P. AND C.F.O.
                                             -----------------------------------


AGENT:                                 ABN AMRO BANK N.V.


                                       By: /s/ TOM R. WAGNER
                                          --------------------------------------
                                       Name:   Tom R. Wagner
                                            ------------------------------------
                                       Title:  Group Vice President
                                             -----------------------------------


                                       By: /s/ ROBERT N. HARTINGER
                                          --------------------------------------
                                       Name:   Robert N. Hartinger
                                            ------------------------------------
                                       Title:  Senior Vice President
                                             -----------------------------------


LENDERS:                               ABN AMRO BANK N.V.


                                       By: /s/ TOM R. WAGNER
                                          --------------------------------------
                                       Name:   Tom R. Wagner
                                            ------------------------------------
                                       Title:  Group Vice President
                                             -----------------------------------


                                       By: /s/ ROBERT N. HARTINGER
                                          --------------------------------------
                                       Name:   Robert N. Hartinger
                                            ------------------------------------
                                       Title:  Senior Vice President
                                             -----------------------------------

                                       BANCA DI ROMA


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       BANK OF AMERICA NATIONAL TRUST
                                       AND SAVINGS ASSOCIATION


                                       By: /s/ WHITNEY L. BUSSE
                                          --------------------------------------
                                       Name:   Whitney L. Busse
                                            ------------------------------------
                                       Title:  Vice President
                                             -----------------------------------


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       BANKBOSTON, N.A.


                                       By: /s/ JOHN B. DESMOND
                                          --------------------------------------
                                       Name:   John B. Desmond
                                            ------------------------------------
                                       Title:  Vice President
                                             -----------------------------------


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       THE BANK OF NOVA SCOTIA


                                       By: /s/ CHRIS OSBORN
                                          --------------------------------------
                                       Name:   Chris Osborn
                                            ------------------------------------
                                       Title:  RM
                                             -----------------------------------


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                       BANQUE NATIONALE DE PARIS


                                       By: /s/ RAFAEL C. LUMANLAN
                                          --------------------------------------
                                       Name:   Rafael C. Lumanlan
                                            ------------------------------------
                                       Title:  Vice President
                                             -----------------------------------


                                       By: /s/ STUART DARBY
                                          --------------------------------------
                                       Name:   Stuart Darby
                                            ------------------------------------
                                       Title:  Assistant Vice President
                                             -----------------------------------


                                       CHIAO TUNG BANK CO., LTD.


                                       By: /s/ KUANG-SI SHIU
                                          --------------------------------------
                                       Name:   Kuang-Si Shiu
                                            ------------------------------------
                                       Title:  SVP & GM
                                             -----------------------------------


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       CREDIT LYONNAIS,
                                       LOS ANGELES BRANCH


                                       By: /s/ DIANNE M. SCOTT
                                          --------------------------------------
                                       Name:   Dianne M. Scott
                                            ------------------------------------
                                       Title:  First Vice President and Manager
                                             -----------------------------------


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                       DAI-ICHI KANGYO BANK, LIMITED


                                       By: /s/ NELSON Y. CHANG
                                          --------------------------------------
                                       Name:   Nelson Y. Chang
                                            ------------------------------------
                                       Title:  Account Officer
                                             -----------------------------------


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       THE FIRST NATIONAL BANK OF CHICAGO


                                       By: /s/ MARK A. ISLEY
                                          --------------------------------------
                                       Name:   Mark A. Isley
                                            ------------------------------------
                                       Title:  First Vice President
                                             -----------------------------------

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------



                                       FIRST SECURITY BANK, N.A.


                                       By: /s/ JANICE K. SAUER
                                          --------------------------------------
                                       Name:   Janice K. Sauer
                                            ------------------------------------
                                       Title:  Vice President
                                             -----------------------------------


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                       FLEET NATIONAL BANK


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       THE INDUSTRIAL BANK OF JAPAN, LIMITED


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       KEYBANK NATIONAL ASSOCIATION


                                       By: /s/ MARY K. YOUNG
                                          --------------------------------------
                                       Name:   Mary K. Young
                                            ------------------------------------
                                       Title:  Assistant Vice President
                                             -----------------------------------


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                       MELLON BANK


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       SANWA BANK CALIFORNIA


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       SOCIETE GENERALE,
                                       ACTING THROUGH ITS LOS ANGELES BRANCH


                                       By: /s/ MAUREEN KELLY
                                          --------------------------------------
                                       Name:   Maureen Kelly
                                            ------------------------------------
                                       Title:  Director
                                             -----------------------------------


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                       UNION BANK OF CALIFORNIA, N.A.


                                       By: /s/ GLENN LEYRER
                                          --------------------------------------
                                       Name:   Glenn Leyrer
                                            ------------------------------------
                                       Title:  Vice President
                                             -----------------------------------


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       U.S. BANK NATIONAL ASSOCIATION


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                    EXHIBIT K

                            SUBORDINATION PROVISIONS

     When used in Article 13 below, the following capitalized terms shall have the meanings set forth below and a cross-reference to any other Article or Section shall refer to an Article or Section comparable to the Article or Section which was similarly cross-referenced in Article 13 of the 5 1/2% Convertible Subordinated Notes Due 2001:

     "Designated Senior Debt" means (i) Senior Debt under the Existing Credit Agreement, and (ii) any other particular Senior Debt in which the instrument creating or evidencing the same or the assumption or guarantee thereof (or related agreements or documents to which the Company is a party) expressly provides that such Senior Debt shall be "Designated Senior Debt" for purposes of this Indenture (provided that such instrument, agreement or other document may place limitations and conditions on the right of such Senior Debt to exercise the rights of Designated Senior Debt).

     "Existing Credit Agreement" means that Amended and Restated Credit Agreement, dated as of September 22, 1998, among the Company, LSI Logic Japan Semiconductor, Inc., the lenders from time to time parties thereto (the "Existing Lenders"), and ABN AMRO Bank N.V., as agent for the Existing Lenders, as such agreement may be amended, amended and restated, supplemented or otherwise modified from time to time.

     "Indebtedness" means, with respect to any Person, (i) all obligations, contingent or otherwise, of such Person (a) for borrowed money (whether or not the recourse of the lender is to the whole of the assets of such Person or only to a portion thereof), (b) evidenced by a note, debenture, bond or written instrument (including a purchase money obligation), (c) in respect of leases of such Person required, in conformity with generally accepted accounting principles, to be accounted for as capitalized lease obligations on the balance sheet of such Person and all obligations and other liabilities (contingent or otherwise) under any lease or related document (including a purchase agreement) in connection with the lease of real property which provides that such person is contractually obligated to purchase or cause a third party to purchase the leased property and thereby guarantee a minimum residual value of the leased property to the lessor and the obligations of such person under such lease or related document to purchase or to cause a third party to purchase such leased property; or (d) in respect of letters of credit (including reimbursement obligations with respect thereto), local guarantees or bankers' acceptances;
(ii) all obligations of others of the type described in clause (i) above or clause (iii), (iv) or (v) below assumed by or guaranteed in any manner by such Person or in effect guaranteed by such Person through an agreement to purchase, contingent or otherwise (and the obligations of such Person under any such assumptions, guarantees or other such arrangements); (iii) all obligations secured by a mortgage, pledge, lien, encumbrance, charge or adverse claim affecting title or resulting in an encumbrance to which the property or assets of such Person are subject, whether or not the obligation secured thereby shall have been assumed by or shall otherwise be such Person's legal liability; (iv) to the extent not otherwise included, all obligations of such Person under interest rate and currency swap agreements, cap, floor and collar agreements, spot and forward contracts and similar agreements and arrangements; and (v) all obligations, contingent or otherwise, of such Person under or in respect of any and all deferrals, renewals, extensions and refundings of, or amendments, modifications or supplements to, any liability of the kind described in any of the preceding clauses (i), (ii), (iii) or (iv).

     "Senior Debt" means the principal of, premium, if any, and interest on, rent payable under, and any other amounts due on or in connection with any and all Indebtedness of the Company (including, without limitation, fees, costs, expenses and any interest accruing after the filing of a petition initiating any proceeding pursuant to any bankruptcy law, but only to the extent allowed or permitted to the holder of such Indebtedness against the bankruptcy or other insolvency estate of the Company in such proceeding), whether outstanding on the date of the Indenture or thereafter created, incurred, assumed, guaranteed or in effect guaranteed by the Company (including all deferrals, renewals, extensions or refundings of, or amendments, modifications or supplements to the foregoing); provided, however, that Senior Debt does not include (w) Indebtedness evidenced by the Notes, (x) Indebtedness of the Company to any subsidiary of the Company, a majority of the voting stock of which is owned by the Company except to the extent such Indebtedness is pledged by such subsidiary as security for any Senior Debt, (y) accounts payable of the Company to trade creditors arising in the ordinary course of business, and (z) any particular Indebtedness in which the instrument creating or evidencing the same or the assumption or guarantee thereof expressly provides that such Indebtedness shall not be senior in right of payment to, or is pari passu with, or is subordinated or junior to, the Notes.

                                   ARTICLE 13

                                  SUBORDINATION

     Section 13.1 Notes Subordinated to Senior Debt.

     The Company covenants and agrees, and each Holder of Notes, by his acceptance thereof, likewise covenants and agrees, that the indebtedness represented by the Notes and the payment of the principal of (and premium, if any) and interest on each and all of the Notes is hereby expressly subordinate and junior, to the extent and in the manner hereinafter set forth, in right of payment to the prior payment in full of all Senior Debt.

     (a) In the event of any distribution of assets of the Company upon any dissolution, winding up, liquidation or reorganization of the Company, whether in bankruptcy, insolvency, reorganization or receivership proceedings or upon an assignment for the benefit of creditors or any other marshalling of the assets and liabilities of the Company or otherwise, then the holders of all Senior Debt shall first be entitled to receive payment of the full amount due thereon in respect of principal (and premium, if any) and interest, or provision shall be made for such amount in cash or other consideration satisfactory to the Existing Lenders, before the Holders of any of the Notes are entitled to receive any payment or distribution of any character, whether in cash, securities or other property, on account of the principal of (or premium, if any) or interest on the indebtedness evidenced by the Notes.

     For purposes of this Article 13, the words, "cash, securities or other property" shall not be deemed to include shares of stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated at least to the extent provided in this Article 13 with respect to the Notes to the payment of all Senior Debt which may at the time be outstanding; provided that (i) the Senior Debt is assumed by the new corporation, if any, resulting from any reorganization or readjustment, and (ii) the rights of the holders of Senior Debt (other than leases which are not assumed by the Company or the new corporation, as the case may be) are not, without the consent of such holders, altered by such reorganization or readjustment. The consolidation of the Company with, or the merger of the Company into, another Person or the liquidation or dissolution of the Company following the conveyance or transfer of its property as an entirety, or substantially as an entirety, to another Person upon the terms and conditions provided for in Article 7 [merger, consolidation covenant of Indenture] shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this Section 13.1(a) if such other corporation shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions stated in Article 7 [merger, consolidation covenant].

     (b) In the event of any default in payment of the principal of or premium, if any, or interest on or rent under, or any other payment obligation under any Senior Debt beyond any applicable grace period with respect thereto, then, unless and until all such payments due in respect of such Senior Debt have been paid in full in cash or other consideration satisfactory to the Existing Lenders or such default shall have been cured or waived or shall have ceased to exist, no payment shall be made by the Company with respect to the principal of, premium, if any, or interest on the Notes or to acquire any of the Notes (including any repurchase pursuant to the repurchase right of a Holder upon a Fundamental Change).

     (c) In the event (i) any event of default with respect to any Designated Senior Debt shall have occurred and be continuing permitting the holders of such Designated Senior Debt (or a trustee or other representative on behalf of the holders thereof) to declare such Designated Senior Debt due and payable prior to the date on which it would otherwise have become due and payable, upon written notice thereof to the Company and the Trustee by any holders of such Designated Senior Debt (or a trustee or other representative on behalf of the holders thereof) (the "Default Notice"), unless and until such event of default shall have been cured or waived or shall have ceased to exist and such acceleration shall have been rescinded or annulled, or (ii) any judicial proceeding shall be pending with respect to any such default in payment or event of default, then no payment shall be made by the Company, directly or indirectly, with respect to principal of, premium, if any, or interest on the Notes (including any repurchase pursuant to the exercise of the repurchase right of a Holder upon a Fundamental Change) provided, however, that clause (i) of this paragraph shall not prevent the making of any such payment by the Company with respect to the Notes for more than 179 days after a Default Notice shall have been received by the Trustee unless the Designated Senior Debt in respect of which such event of default exists has been declared due and payable in its entirety in which case no such payment may be made until such acceleration has been rescinded or annulled or such Designated Senior Debt has been paid in full. Notwithstanding the foregoing, no event of default which existed or was continuing on the date of any Default Notice shall be made the basis for the giving of a second Default Notice; provided, further, however, that no subsequent Default Notice shall be effective for purposes of this Section 13.1(c) unless and until at least 365 days shall have elapsed since the initial effectiveness of the immediately prior Default Notice.

     (d) If the maturity of the Notes is accelerated, no payment may be made on the Notes until all amounts due or to become due on Senior Debt has been paid in full in cash or other consideration satisfactory to the Existing Lenders or until such acceleration has been cured or waived.

     (e) In the event that, notwithstanding the foregoing provisions of Sections 13.1 (a), (b), (c) and (d), any payment on account of principal of or interest on the Notes shall be made by or on behalf of the Company and received by the Trustee, by any Holder or by any Paying Agent (or, if the Company is acting as its own Paying Agent, money for any such payment shall be segregated and held in trust), at a time when such payment is not permitted by any of such provisions, then, unless and until all Senior Debt (or Designated Senior Debt, in the case of Section 13.1(c)) is paid in full in cash or other consideration satisfactory to the Existing Lenders, or such payment is otherwise permitted to be made by the provisions of each of Sections 13.1(a), 13.1(b), 13.1(c) and 13.1(d) (subject, in each case, to the provisions of Section 13.7), such payment on account of principal of or interest on the Notes shall be held in trust for the benefit of, and shall be immediately paid over to, the holders of Senior Debt (or Designated Senior Debt, in the case of Section 13.1(c)) or their representative or representatives or the trustee or trustees under any indenture under which any instruments evidencing any of the Senior Debt (or Designated Senior Debt, in the case of Section 13.1(c)) may have been issued, as their interests may appear.

     Regardless of anything to the contrary herein, nothing shall prevent (a) any payment by the Company or the Trustee to Holders of amounts in connection with a redemption of Notes if (i) notice of such redemption has been given pursuant to Section 11.5 prior to the receipt by the Trustee of written notice as aforesaid, and (ii) such notice of redemption is given not earlier than 75 days before the Redemption Date, or (b) any payment by the Trustee to the Holders of amounts deposited with it pursuant to Sections 4.1 and 4.2.

     SECTION 13.2 Subrogation.

     Subject to the payment in full of all Senior Debt to which the indebtedness evidenced by the Notes is in the circumstances subordinated as provided in
Section 13.1, the Holders of the Notes (together with the holders of any other indebtedness of the Company which is subordinate in right of payment to the payment in full of all Senior Debt, which is not subordinate in right of payment to the Notes and which by its terms grants such right of subrogation to the holders thereof) shall be subrogated to the rights of the holders of such Senior Debt to receive payments or distributions of cash, property or securities of the Company applicable to such Senior Debt until all amounts owing on the Notes shall be paid in full, and, as between the Company, its creditors other than holders of such Senior Debt, and the Holders of the Notes, no such payment or distribution made to the holders of Senior Debt by virtue of this Article which otherwise would have been made to the Holders of the Notes shall be deemed to be a payment by the Company on account of such Senior Debt, it being understood that the provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders of the Notes, on the one hand, and the holders of Senior Debt, on the other hand.

     Section 13.3 Obligation of Company Unconditional.

     Nothing contained in this Article or elsewhere in this Indenture or in the Notes is intended to or shall impair, as between the Company, its creditors other than the holders of Senior Debt, and the Holders of the Notes, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Notes the principal of (and premium, if any) and interest on the Notes as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders of the Notes and creditors of the Company other than the holders of Senior Debt, nor shall anything herein or therein prevent the Trustee or the Holder of any Note from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Debt in respect of cash, property or securities of the Company received upon the exercise of any such remedy.

     Section 13.4 Modification of Terms of Senior Debt.

     Any renewal or extension of the time of payment of any Senior Debt or the exercise by the holders of Senior Debt of any of their rights under any instrument creating or evidencing Senior Debt, including without limitation the waiver of default thereunder, may be made or done all without notice to or assent from the Holders of the Notes or the Trustee.

     No compromise, alteration, amendment, modification, extension, renewal or other change of, or waiver, consent or other action in respect of, any liability or obligation under or in respect of, or of any of the terms, covenants or conditions of any indenture or other instrument under which any Senior Debt is outstanding or of such Senior Debt, whether or not such release is in accordance with the provisions of any applicable document, shall in any way alter or affect any of the provisions of this Article or of the Notes relating to the subordination thereof.

     Section 13.5 Payments on Notes Permitted.

     Nothing contained in this Article or elsewhere in this Indenture, or in any of the Notes, shall affect the obligation of the Company to make, or prevent the Company from making, payments of the principal of, or premium, if any, or interest on the Notes in accordance with the provisions hereof and thereof, or shall prevent the Trustee or any Paying Agent from applying any moneys deposited with it hereunder to the payment of the principal of, or premium, if any, or interest on the Notes, in each case except as otherwise provided in this Article.

     Section 13.6 Effectuation of Subordination by Trustee.

     Each Holder of Notes, by his acceptance thereof, authorizes and directs the Trustee in his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes.

     Upon any payment or distribution of assets of the Company referred to in this Article, the Trustee and the Holders of the Notes shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which any such dissolution, winding up, liquidation or reorganization proceeding affecting the affairs of the Company is pending or upon a certificate of the trustee in bankruptcy, receiver, assignee for the benefit of creditors, liquidating trustee or agent or


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

other Person making any payment or distribution, delivered to the Trustee or to the Holders of the Notes, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, and as to other facts pertinent to the right of such Persons under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Persons pending judicial determination as to the right of such Persons to receive such payment.

     Section 13.7 Knowledge of Trustee.

     Notwithstanding the provisions of this Article or any other provisions of this Indenture, the Trustee shall not be charged with knowledge of the existence of any Senior Debt, of any default in payment of principal, premium (if any) or interest on any Senior Debt, or of any facts which would prohibit the making of any payment of moneys to or by the Trustee, or the taking of any other action by the Trustee, unless and until a Responsible Officer of the Trustee having responsibility for the administration of the trust established by this Indenture shall have received written notice thereof from the Company, any Holder of Notes, any Paying or Conversion Agent of the Company or the holder or representative of any class of Senior Debt, and, prior to the receipt of any such written notice, the Trustee shall be entitled in all respects to assume that no such default or facts exist; provided, however, that unless on the third Business Day prior to the date upon which by the terms hereof any such moneys may become payable for any purpose (other than a payment under Article 11) the Trustee shall have received the notice provided for in this Section 13.7, then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such moneys and apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary which may be received by it on or after such date.

     Section 13.8 Trustee's Relation to Senior Debt.

     The Trustee shall be entitled to all the rights set forth in this Article with respect to any Senior Debt at the time held by it, to the same extent as any other holder of Senior Debt and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

     Nothing in this Article shall apply to claims of or payments to the Trustee under or pursuant to Section 6.7.

     With respect to the holders of Senior Debt, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article, and no implied covenants or obligations with respect to the holders of Senior Debt shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Debt and the Trustee shall not be liable to any holder of Senior Debt if it shall pay over or deliver to Holders, the Company or any other Person moneys or assets to which any holder of Senior Debt shall be entitled by virtue of this Article or otherwise.

     Section 13.9 Rights of Holders of Senior Debt Not Impaired.

     No right of any present or future holder of any Senior Debt to enforce the subordination herein shall at any time or in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any noncompliance by the Company with the terms, provisions and


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

covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

     Section 13.10 Certain Conversions Not Deemed Payment.

     For the purposes of this Article 13 only, (1) the issuance and delivery of junior securities upon conversion of Notes in accordance with Article 12 [conversion] shall not be deemed to constitute a payment or distribution on account of the principal of, premium, if any, or interest (including Liquidated Damages, if any) on Notes or on account of the purchase or other acquisition of Notes, and (2) the payment, issuance or delivery of cash (except in satisfaction of fractional shares pursuant to Section 12.3), property or securities (other than junior securities) upon conversion of a Note shall be deemed to constitute payment on account of the principal of, premium, if any, or interest (including Liquidated Damages, if any) on such Note. For the purposes of this Section 13.10, the term "junior securities" means (a) shares of any stock of any class of the Company or (b) securities of the Company that are subordinated in right of payment to all Senior Debt to substantially the same extent as, or to a greater extent than, the Notes are so subordinated as provided in this Article. Nothing contained in this Article 13 or elsewhere in this Indenture or in the Notes is intended to or shall impair, as among the Company, its creditors (other than holders of Senior Debt) and the Holders, the right, which is absolute and unconditional, of the holder of any Note to convert such note in accordance with
Article 12 [conversion].